EXHIBIT 10.70

EIGHTH AMENDMENT TO LICENSE AGREEMENT
Finite #195-020
Vendor #000-404-285

        THIS EIGHTH AMENDMENT TO LICENSE AGREEMENT (“Eighth Amendment”) is made as of September 1, 2003 by and between SEARS ROEBUCK AND CO., a New York corporation (“Sears”), and CONSUMER PROGRAMS INCORPORATED, a Missouri corporation (“Licensee”).

        REFERENCE is made to the License Agreement made and entered into as of January 1, 1999, as previously amended (the “License Agreement”) by and between Sears and Licensee for the sale of products and services (the “Licensed Business”) at On Premises locations.

        WHEREAS, Sears and Licensee desire to add the commission structure for Non-Portrait Sales to Exhibit C/A of the License Agreement;

        NOW, THEREFORE, Sears and Licensee agree as follows:

        1.   Any and all terms and definitions used herein shall have the same meaning as set forth in the License Agreement unless otherwise indicated herein.

        2.   The parties agree that the following is hereby added to the Definitions set forth in Exhibit C/A:

                    4.   "Non-Portrait Sales" shall mean portrait-related retail merchandise (e.g., frames, mats, albums, greeting cards).

        3.   The parties agree that the following is added as Section D to Exhibit C/A:

              D.  Non-Portrait Sales
                    Licensee shall pay Sears commissions annually on all Non-Portrait Sales made pursuant to the License Agreement
                    (the  "Commission") as follows:

                    1.  15% of Net Sales for all Non-Portrait Sales less than or equal to $8,000,000.
                    2.  10% of Net Sales for all Non-Portrait Sales greater than $8,000,000 and less than or equal to $12,000,000.
                    3.  7% of Net Sales for all Non-Portrait Sales greater than $12,000,000.

Except as expressly modified by this Eighth Amendment, all other provisions of the License Agreement shall remain in full force and effect. To the extent that the terms of this Eighth Amendment are inconsistent with any of the terms of the License Agreement, the terms of this Eighth Amendment shall supercede and govern.

        IN WITNESS WHEREOF, Sears and Licensee have signed this Eighth Amendment as of the date set forth above by their duly authorized officers and agents.

SEARS, ROEBUCK AND CO.

By:	/s/ John Pigott
John Pigott
Its:	Vice President

CONSUMER PROGRAMS INCORPORATED

By:	/s/ Jack Krings
Jack Krings
Its:	Vice President